Exhibit 99.1

BJ’s Restaurants, Inc.

Board of Directors

Audit Committee Charter

(As amended on December 12, 2007)

Purpose

The Audit Committee of the Board of Directors (the “Committee”) shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the quality and integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s independent auditors; the independent auditor’s qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements. In so doing, it is the policy of the Committee to maintain and foster free and open communication between the Committee, independent auditors and management of the Company.

Authority

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Company will provide the Committee with appropriate funding, as the Committee determines, for the payment of compensation to the Company’s independent auditor, outside counsel and other advisors as it deems appropriate, and administrative expenses of the Committee that are necessary and appropriate in carrying out its duties. Any communication between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communication of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications. The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee, provided that any actions by such subcommittees or individual members shall be disclosed to the Committee at its next scheduled meeting.

Membership and Organization

The Committee shall consist of at least three members of the Board of Directors, each of whom (i) is “independent” under the rules of the NASDAQ Stock Market, LLC, the SEC and the Sarbanes-Oxley Act of 2002, (ii) does not accept any consulting, advisory, or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board, and (iii) is not an affiliated persons of the Company. All Committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. At least one member of the Committee shall, in the judgment of the Board, be an “audit committee financial expert,” as defined by the rules and regulations of the SEC.

The members of the Committee and its chairperson shall be appointed by and serve at the discretion of the Board.

Generally, no member of the Committee may serve on more than three audit committees of publicly traded companies (including the Audit Committee of the Company) at the same time. For this purpose, service on the audit committee of a parent and its substantially-owned subsidiaries counts as service on a single audit committee. The Board has the discretion to grant exceptions to this general rule subject to compliance with applicable regulatory requirements and applicable NASDAQ rules.

Meetings

The Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate, it being understood that the Committee will ordinarily meet quarterly in advance of the release of quarterly financial results. In addition, the Committee will separately meet on a periodic basis with management (including the CFO) and the independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will cause to be kept adequate minutes of its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taking by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), actions without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of the Company’s Articles of Incorporation or Bylaws, or (b) the laws of California.

Duties and Responsibilities

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, reviewing the Company’s unaudited interim financial statements, and other procedures.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

1. The Committee shall be directly responsible for the appointment, retention, and termination of the independent auditors (subject, if applicable, to shareholder ratification), and the independent auditors must report directly to the Committee. The Committee also shall be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting.

2. The Committee shall consider and pre-approve all audit and non-audit services provided by the independent auditors. All non-audit services permitted to be performed by the independent auditors pursuant to applicable law and regulations shall be considered and pre-approved by the Committee and such approvals must be disclosed in the Company’s public filings to the extent required by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be disclosed to the full Committee at its next scheduled meeting.

3. The Committee shall report its findings regularly to the Board, including any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and the performance and independence of the Company’s independent auditors.

4. At least annually, the Committee shall obtain and review a formal written statement by the independent auditors describing:

•	The firm’s internal quality control procedures.

•

Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent auditor and the Company (to assess the auditor’s independence consistent with Independence Standards Board Standard No. 1).

5. The Committee shall actively engage in a dialogue with the Company’s management and the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors from management and the Company and take appropriate action in response to the auditor’s report to satisfy itself of the auditor’s objectivity and independence. The Committee shall also (i) confirm with the independent auditors that such firm is in compliance with the partner rotation requirements established by the SEC, (ii) set clear policies for the Company’s approval of hiring of employees or former employees of the Company’s independent auditors, and (iii) if applicable, consider whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the independence of such firm.

6. The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor, manage and minimize business risk, and legal and ethical compliance programs (e.g., Company’s Codes of Ethics and Conduct).

7. The Committee shall meet separately periodically with management, the CFO and/or Controller, and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

8. The Committee shall receive a report from the independent auditor, prior to the filing of its audit report with the SEC, on all critical accounting policies and practices of the Company, any significant changes thereto, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

9. The Committee will review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion. In this regard, the Committee will inquire of the Company’s CEO, CFO and Chief Accounting Officer (if applicable) as to the existence of any deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

10. The Committee shall review and discuss all earnings press releases prior to their release, as well as all formal financial information and earnings guidance provided to analysts and rating agencies.

11. The Committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

12. The Committee shall review with management and independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

13. The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

14. The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

15. The Committee also prepares its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

16. The Committee shall periodically review and reassess the adequacy of its Charter and shall annually evaluate its performance and compliance with its Charter.